Exhibit 99.1

RAYONT INTERNATIONAL (L) LIMITED

Financial Statements

as of SEPTEMBER 30, 2020 and 2019

TOTAL ASIA ASSOCIATES PLT (AF002128 & LLP0016837-LCA) A Firm registered with US PCAOB and Malaysian MIA Block C-3-1, Megan Avenue 1, 189, Off Jalan Tun Razak, 50400, Kuala Lumpur. Tel: (603) 2733 9989

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of

Rayont International (L) Limited

3rd Floor Lot 20, Jalan Bunga Mawar, 87000 WP Labuan

Federal Territory, Malaysia

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Rayont International (L) Limited (“the Company”) as of September 30, 2019 and 2020, and the related consolidated statements of operations and comprehensive loss, stockholders’ equity, and cash flows for the each of two years in the year ended of September 30, 2019 and 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2019 and 2020, and the results of its operations and its cash flows for each of two years in the year ended September 30, 2019 and 2020, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 2 to the consolidated financial statements, during the year 2020, the Company did not generate revenues to cover its operating expense and experienced a net loss of $11,270, during the year ended September 30, 2020. Management’s plans in regard to this matter are described in Note 2.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Basis for Opinion (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ Total Asia Associates PLT
TOTAL ASIA ASSOCIATES PLT

We have served as the Company’s auditor since 2018.

Kuala Lumpur, Malaysia

Date: 10/26/2020

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RAYONT INTERNATIONAL (L) LIMITED

BALANCE SHEETS

	September 30,
	2020	2019

ASSETS
Current assets:
Cash	$1,082	$105,018
Loan receivable owed by a related party	91,823	-
Total current assets	92,905	105,018

Intangible assets	2,000,000	2,000,000

TOTAL ASSETS	$2,092,905	$2,105,018

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Due to related parties	$2,018,164	$2,016,364
Accrued and other payables	357	3,000
Total current liabilities	2,018,521	2,019,364

TOTAL LIABILITIES	2,018,521	2,019,364

COMMITMENTS AND CONTINGENCIES

Stockholder’s Equity:
Common stock, $1 par value; 100,000 shares authorized, issued and outstanding	100,000	100,000
Accumulated deficit	(25,616)	(14,346)
TOTAL STOCKHOLDER’S EQUITY	74,384	85,654
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$2,092,905	$2,105,018

The accompanying notes are an integral part of these financial statements.

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RAYONT INTERNATIONAL (L) LIMITED

STATEMENTS OF OPERATIONS

	Years Ended September 30,
	2020	2019

Revenues	$-	$-
Cost of Goods Sold	-	-
Gross Profit	-	-

Operating expenses:
Selling, general and administrative expenses	4,233	7,994
Total operating expenses	4,233	7,994

Operating loss	(4,233)	(7,994)

Other expense:
Loss on foreign exchange	(7,037)	(85)
Total other expense	(7,037)	(85)

Loss before income taxes	(11,270)	(8,079)
Income tax expense	-	-
Net loss	$(11,270)	$(8,079)

The accompanying notes are an integral part of these financial statements.

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RAYONT INTERNATIONAL (L) LIMITED

STATEMENTS OF STOCKHOLDER’S EQUITY

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total

Balance as of September 30, 2018	100,000	$100,000	$(6,267)	$93,733

Net loss	-	-	(8,079)	(8,079)

Balance as of September 30, 2019	100,000	100,000	(14,346)	86,654

Net loss	-	-	(11,270)	(11,270)

Balance as of September 30, 2020	100,000	$100,000	$(25,616)	$74,384

The accompanying notes are an integral part of these financial statements.

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RAYONT INTERNATIONAL (L) LIMITED

STATEMENTS OF CASH FLOWS

	Years Ended September 30,
	2020	2019

Operating Activities:
Net loss	$(11,270)	$(8,079)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Accrued and other payables	(2,643)	3,000
Net cash used in operating activities	(13,913)	(5,079)

Investing Activities:
Purchases of intangible assets	-	(2,000,000)
Disbursements on loans receivable from a related party	(91,823)	-
Net cash used in investing activities	(91,823)	(2,000,000)

Financing Activities:
Loan from related parties	1,800	2,007,590
Issuance of common stock	-	99,999
Net cash provided by financing activities	1,800	2,107,589

Net (decrease) increase in cash and cash equivalents	(103,936)	102,510
Cash at beginning of the period	105,018	2,508
Cash at end of the period	$1,082	$105,018

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income tax	$-	$-
Cash paid for interest	$-	$-

The accompanying notes are an integral part of these financial statements.

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RAYONT INTERNATIONAL (L) LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND BUSINESS DESCRIPTION

Rayont International (L) Limited (formerly Natural Health Farm Inc. or the “Company”) is an on offshore company incorporated in Labuan, Malaysia which offers attractive 3% tax on profit. The Company is a clinical-stage life sciences company that holds the exclusive license for registering and commercializing PhotosoftTM technology for treatment of all cancers across Sub-Sahara African region. The technology has been licensed in Australia, New Zealand, China, Malaysia and Sub-Sahara Africa. The human clinical trial efforts have started in Australia and China conducted by Hudson Medical Institute, Australian.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars.

Use of Estimates

The preparation of our consolidated financial statements and accompanying notes in conformity with GAAP requires us to make certain estimates and assumptions. Actual results could differ from those estimates.

Going Concern

The Company demonstrates adverse conditions that raise substantial doubt about the Company’s ability to continue as a going concern. These adverse conditions are negative financial trends, specifically negative working capital, recurring operating losses, accumulated deficit and other adverse key financial ratios.

The Company did not generate revenues to cover its operating expense during the year ended September 30, 2020. The Company plans to continue obtaining funding from its shareholder of the Company to support the Company’s normal business operating. There is no assurance, however, that the Company will be successful in raising the needed capital and, if funding is available, that it will be available on terms acceptable to the Company.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event that the Company cannot continue as a going concern.

Concentration of Risk

The Company maintains its cash in bank accounts which, at times, may exceed the federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash in bank.

Fair Value of Financial Instruments

The carrying amounts of the Company’s current financial assets and liabilities approximated their fair values due to the short maturities. The fair value of noncurrent financial assets and liabilities are determined based on the value of the discounted cash flows. The Company believes no material difference exists between the fair value and carry amounts of the noncurrent financial assets and liabilities.

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Cash and Cash Equivalents

The Company considers all highly-liquid investments with an original maturity of three months or less when purchased to be cash equivalents. As of September 30, 2020 and September 30, 2019, the Company had cash in bank of $1,082 and $105,018, respectively.

Intangible assets

Intangible assets for purchased are recognized and measured at cost upon acquisition and consist of the Company’s exclusive license with an indefinite useful life. The Company has determined that there are currently no legal, regulatory, contractual, economic or other factors that limit the useful life of the license and accordingly treat the license as indefinite life intangible assets.

As of September 30, 2020 and September 30, 2019, the Company had intangible assets of $2,000,000 associated with the exclusive license for registering and commercializing PhotosoftTM technology for treatment of all cancers across Sub-Sahara African region. The technology has been licensed in Australia, New Zealand, China, Malaysia and Sub-Sahara Africa. No impairment was recognized for the years ended September 30, 2020 and September 30, 2019.

Recent Accounting Pronouncements

Management believes none of the recently issued accounting pronouncements will have a material impact on the consolidated financial statements.

NOTE 3 - RELATED PARTY TRANSACTIONS

The related parties of the Company with whom transactions are reported in the financial statements are as follows:

Name	Relationship
Rural Asset Management Services, Inc. (“RAMS”)	Entity under the same beneficial owner
Natural Health & Education Pty Ltd (“NHE”)	Entity under the same beneficial owner
THF International HK Ltd. (“THF HK”)	Entity under the same beneficial owner

Loans receivable owed by related parties

As of September 30, 2020 and, 2019, the Company had loans receivable of $91,823 and nil from RAMS. The loans receivable were non-interest bearing and due upon request.

Due to related parties

As of September 30, 2020 and 2019, the Company had amount due to related parties as follows:

	September 30,
	2020	2019
Due to NHE	$1,800,000	$1,800,000
Due to THF HK	200,000	200,000
Others	18,164	16,364
Total	$2,018,164	$2,016,364

Amounts due to NHE and THF HK were non-interest bearing and payable on demand. The amounts were used to acquire the exclusive license for registering and commercializing PhotosoftTM technology.

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NOTE 4 - INCOME TAXES

The Company is subject to taxation in Malaysia. The Company has not recognized an income tax benefit for its operating losses generated based on uncertainties concerning its ability to generate taxable income in future periods. The tax benefit for the period presented is offset by a valuation allowance. For the year ended September 30, 2020 and 2019, the Company has incurred a net loss of approximately $25 thousand and $14 thousand, respectively. The net operating losses generated in tax years can be carryforward for seven years. Management determined that it was unlikely that the Company’s deferred tax assets would be realized and have provided for a full valuation allowance associated with the net deferred tax assets.

	Year ended September 30,
	2020	2019
Deferred tax asset, generated from net operating loss at the statutory rate (24%)	$6,148	$3,443
Valuation allowance	(6,148)	(3,443)
Net deferred tax asset	$-	$-

NOTE 5 - COMMITMENTS AND CONTINGENCIES

The Company has no commitment or contingency as of September 30, 2020.

NOTE 6 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date of financial statements were issued and determined that there were no subsequent events or transactions that require recognition or disclosures in the financial statements.

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